UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☐ Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Pimco Commercial Mortgage Securities Trust, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

840 Newport Center Drive, Suite 300

Newport Beach, California 92660

(800) 213-3606

Notice of Annual Meeting of Shareholders

To be held April 14, 2003

To the Shareholders of PIMCO Commercial Mortgage Securities Trust, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of Shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) will be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660, on April 14, 2003 at 11:00 a.m., Pacific time, or as adjourned from time to time, for the following purposes:

(1)  To elect the Nominees listed below to serve as members of the Fund’s Board of Directors for the terms expiring in 2006, and until their successors are elected and qualify;

(2)  To transact such other business as may properly come before the Meeting or any adjournment thereof.

After careful consideration, the Directors of the Fund unanimously approved the proposal and recommend that shareholders vote “FOR” the proposal. The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Directors has fixed the close of business on March 7, 2003 as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

Each share of the Fund is entitled to one vote, with fractional votes for fractional shares.

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By Order of the Board of Directors,

Garlin G. Flynn

Secretary

Newport Beach, California

Dated: March 18, 2003

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

PROXY STATEMENT

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

840 Newport Center Drive, Suite 300

Newport Beach, California 92660

(800) 213-3606

Annual Meeting of Shareholders

To be held April 14, 2003

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Directors”) of PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”), a Maryland corporation, for use at the annual meeting of shareholders of the Fund to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660, on April 14, 2003 at 11:00 a.m., Pacific time, or as adjourned from time to time (the “Meeting”), for the purposes set forth in the accompanying notice. It is anticipated that the first mailing of proxies and proxy statements to shareholders will be on or about March 18, 2003.

Shareholder Reports.    Shareholders can find important information about the Fund in the annual report dated December 31, 2002 and the semi-annual report dated June 30, 2002, each of which previously has been furnished to shareholders. Shareholders may request another copy of these reports by writing to the Fund at the above address, or by calling the toll-free telephone number above.

The Board is soliciting proxies from shareholders of the Fund with respect to the following:

I.	To elect Directors to the Board of Directors of the Fund; and

II.	To transact such other business as may properly come before the Meeting.

PROPOSAL I:    ELECTION OF DIRECTORS

The Fund’s Articles of Incorporation provide that the Fund’s Board of Directors shall be divided into three classes, as nearly equal in number as possible, which shall be designated as Class I, Class II and Class III. The current terms of the Class III Directors expire this year. The current terms of the Class I and Class II Directors will expire in 2004 and 2005, respectively, when their respective successors are elected and qualify. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying for up to two years the replacement of a majority of the Board of Directors. Brent R. Harris and R. Wesley Burns, the current Class III Directors, have been nominated for re-election by the Board to serve another term, which would expire in 2006 (Messrs. Harris and Burns, collectively are the “Nominees”). The Nominees have indicated their willingness to serve as Directors. The Board knows of no reason why the Nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominee as the Board may recommend.

The persons named as proxies on the enclosed proxy card will vote your shares for the election of the Nominees unless you withhold authority to vote for the Nominees in your proxy. If elected by shareholders, the Nominees will continue to serve as Directors of the Fund until their term expires in 2006, unless sooner succeeded as provided in the Fund’s Articles of Incorporation. It is proposed, and the Board recommends, that shareholders elect the Nominees.

The following table sets forth certain information concerning each of the Directors of the Fund including the Nominees. However, only the Nominees are standing for election.

The Class I Directors are:

Class I Directors (Term Expiring in 2004):

Name and Age[1]	Position Held With the Fund	Term of Office and Length of Time Served on the Board[3]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director	Shares of Common Stock Beneficially Owned and % of Total Outstanding as of 3/7/03

Non-Interested Directors
Guilford C. Babcock Age 71	Director	7/93-Present	Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Trustee, PIMCO Variable Insurance Trust; and Director, San Marino Community Church.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.	–0–

E. Philip Cannon Age 62	Director	3/00-Present	Proprietor, Cannon & Company, an Affiliate of Inverness Management LLC (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None	–0–

William J. Popejoy Age 64	Director	7/93-2/95 and 8/95-Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Trustee, PIMCO Variable Insurance Trust. Formerly, Director, California State Lottery.	68	Director, First Century Financial Corporation	–0–

The Class II Directors are:

Class II (Term Expiring in 2005):

Name and Age[1]	Position Held With the Fund	Term of Office and Length of Time Served on the Board[3]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director	Shares of Common Stock Beneficially Owned and % of Total Outstanding as of 3/7/03

Non-Interested Directors
J. Michael Hagan Age 63	Director	3/00-Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Trustee, PIMCO Variable Insurance Trust; Director, Freedom Communications; Director, Remedy Temp (staffing); Director, Saint Gobain Corporation (manufacturing); Member of the Board, Taller San Jose; and Member of the Board of Regents, Santa Clara University. Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).	–0–

Thomas P. Kemp Age 72	Director	7/93-Present	Private Investor; Vice Chairman, Board of Regents, Pepperdine University; Trustee, PIMCO Funds: Pacific Investment Management Series; and Trustee, PIMCO Variable Insurance Trust.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).	–0–

Vern O. Curtis Age 68	Director	2/95-Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Trustee, PIMCO Variable Insurance Trust.	68	Director, Public Storage Business Parks, Inc. (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).	7,500 (0.07%)

The Class III Directors (Nominees) are:

Class III (Term Expiring in 2006):

Name and Age[1]	Position Held With the Fund	Term of Office and Length of Time Served on the Board[3]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director	Shares of Common Stock Beneficially Owned and % of Total Outstanding as of 3/7/03

Interested Directors
Brent R. Harris[2] Age: 43	Chairman of the Board and Director	6/93-Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Trustee, PIMCO Variable Insurance Trust; Director, Chairman and President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None	2,800 (0.03%)

R. Wesley Burns[2] Age: 43	President and Director	11/97-Present (since 2/94 as President)	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Trustee, PIMCO Variable Insurance Trust; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO; and Executive Vice President, PIMCO Funds: Multi-Manager Series.	68	None	2,500 (0.02%)

[1]	Directors can be reached at the Fund’s address above.
[2]	Mr. Burns and Mr. Harris are “interested persons” of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) because of their affiliations with Pacific Investment Management Company LLC (“PIMCO”).
[3]	The current terms of the Class I, Class II and Class III Directors will expire in 2004, 2005 and 2006, respectively.

During the fiscal year ended December 31, 2002, there were five meetings of the Board.

Listed below for each Director is a dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Director that are in the same family of investment companies as the Fund, as of December 31, 2002.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Family of Investment Companies*

Guilford C. Babcock	-0-	Over $100,000

R. Wesley Burns	$10,000-$50,000	Over $100,000

E. Philip Cannon	-0-	Over $100,000

Vern O. Curtis	Over $100,000	Over $100,000

J. Michael Hagan	-0-	-0-

Brent R. Harris	$10,000-$50,000	Over $100,000

Thomas P. Kemp	-0-	-0-

William J. Popejoy	-0-	-0-

*	Family of Investment Companies includes the Fund, PIMCO Funds: Pacific Investment Management Series, PIMCO Funds: Multi-Manager Series, PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

Set forth in the table below is information regarding each non-interested Director’s (and his or her immediate family members’) share ownership in securities of the investment manager of the Fund, the principal underwriter of the Fund, and any entity controlling, controlled by or under common control with the investment manager or principal underwriter of the Fund (not including registered investment companies), as of December 31, 2002.

Name of Director or Nominee	Name of Owners and Relationships to Director or Nominee	Company	Title of Class	Value of Securities	Percent of Class

Guilford C. Babcock	None	None	None	None	None

E. Philip Cannon	None	None	None	None	None

Vern O. Curtis	None	None	None	None	None

J. Michael Hagan	None	None	None	None	None

Thomas P. Kemp	None	None	None	None	None

William J. Popejoy	None	None	None	None	None

As of December 31, 2002, the Directors and Officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Fund in the aggregate. Messrs. Curtis and Hagan formerly held units issued by PIMCO Advisors a division of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), the parent of PIMCO.

Board of Directors—Committees

The Fund has a standing Audit Committee that consists of all of the independent Directors (Messrs. Babcock, Cannon, Curtis, Hagan, Kemp and Popejoy). The Audit Committee reviews both the audit and non-audit work of the Fund’s independent public accountant, submits a recommendation to the Board as to the selection of an independent public accountant, and reviews generally the maintenance of the Fund’s records and the safekeeping arrangements of the Fund’s custodian. During the fiscal year ended December 31, 2002, the Audit Committee met four times. Each member of the Audit Committee attended 100% of such meetings during the period in which he was a member of the Audit Committee.

The Fund adopted an Audit Committee Charter on November 14, 2000, as amended on February 25, 2003, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee has received written disclosures and the letter required by Independence Standards Board No. 1 from its independent public accountant, and has discussed with its independent public accountant its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and its independent public accountant, and discussed certain matters with its independent public accountant addressed by Statements on Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2002.

The Fund has a standing Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Fund’s valuation policies, when the Board is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation Committee currently consists of all of the Fund’s Board members. During the fiscal year ended December 31, 2002, there were no meetings of the Valuation Committee.

The Fund also has a Nominating Committee, composed of all of the independent Directors (Messrs. Babcock, Cannon, Curtis, Hagan, Kemp and Popejoy), that is responsible for the selection and nomination of candidates to serve as Directors of the Fund. The Nominating Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. During the fiscal year ended December 31, 2002, there were no meetings of the Nominating Committee.

Remuneration of Directors and Officers

The Fund pays each Director who is not an “interested person” of the Fund an annual retainer of $6,000 plus $1,000 for each regular Board meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Director serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $500. For the fiscal year ended December 31, 2002, the Directors who are not “interested persons” of the Fund, as a group, received compensation in the amount of $63,944.

The following table sets forth the compensation paid to each Director who is not an “interested person” of the Fund for the fiscal year ended December 31, 2002. Directors who are “interested persons” of the Fund do not receive any compensation from the Fund.

Name	Aggregate Compensation from Fund	Total Compensation from Fund and Fund Complex*

Guilford C. Babcock	$10,500	$94,000

E. Philip Cannon	$10,896	$187,785

Vern O. Curtis	$11,048	$107,548

J. Michael Hagan	$10,500	$94,000

Thomas P. Kemp	$10,500	$94,000

William J. Popejoy	$10,500	$94,000

*	Fund complex includes the Fund, PIMCO Funds: Pacific Investment Management Series, PIMCO Funds: Multi-Manager Series, PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. No compensation was paid to any Director of the Fund by PIMCO Strategic Global Government Fund, Inc.

For their services as Trustees of the PIMCO Funds: Pacific Investment Management Series, the Directors listed above received an annual retainer of $60,000 plus $3,000 for each Board of Trustees meeting attended in person ($500 for each such meeting attended telephonically), plus reimbursement of related expenses. The Audit Committee Chairman receives annually an additional $1,500. For the fiscal year ended March 31, 2002, these Trustees, as a group, received compensation in the amount of $444,114 from PIMCO Funds: Pacific Investment Management Series.

For his services as a Trustee of the PIMCO Funds: Multi-Manager Series, Mr. Cannon received an annual retainer of $52,000 plus $3,000 for each Board of Trustees meeting attended in person ($1,500 for each such meeting attended telephonically), and $1,500 for each Performance Committee meeting attended, plus reimbursement of related expenses. For the fiscal year ended June 30, 2002, Mr. Cannon received compensation in the amount of $85,826 from PIMCO Funds: Multi-Manager Series.

For their services as Trustees of the PIMCO Variable Insurance Trust, the Directors listed above received an annual retainer of $4,000 plus $1,500 for each Board of Trustees meeting attended in person ($250 for each such meeting attended telephonically), plus reimbursement of related expenses. The Audit Committee Chairman receives annually an additional $500. For the fiscal year ended December 31, 2002, these Trustees, as a group, received compensation in the amount of $60,944 from PIMCO Variable Insurance Trust.

The following table shows the executive officers of the Fund, other than those shown above, their ages, positions with the Fund and principal occupations during the past five years.

Name and Age[1]	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years
Daniel J. Ivascyn Age 33	Senior Vice President	11/01-present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William C. Powers Age 45	Senior Vice President	7/93-present	Managing Director, PIMCO.

Jeffrey M. Sargent Age 40	Senior Vice President. Formerly, Vice President and Secretary.	6/93-present (since 2/99 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William S. Thompson, Jr. Age 57	Senior Vice President. Formerly,Vice President.	7/93-present	Chief Executive Officer and Managing Director, PIMCO.

Henrik P. Larsen Age 33	Vice President	2/99-present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen Age 43	Vice President. Formerly Assistant Secretary.	2/95-present (Since 2/02 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn Age 56	Secretary	8/95-present	Specialist, PIMCO.

John P. Hardaway Age 45	Treasurer	6/93-present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown Age 35	Assistant Treasurer	2/01-present	Vice President, PIMCO. Formerly, tax consultant with Deloitte & Touche LLP and PricewaterhouseCoopers LLP.

[1]	The executive officers of the Fund are appointed annually by the Board. They can be reached at the Fund’s address above.

Investment Manager and Administrator

PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO serves as the investment manager and the administrator of the Fund. Subject to the supervision of the Board, PIMCO is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE NOMINEES UNDER PROPOSAL I. UNMARKED PROXIES WILL BE SO VOTED.

INFORMATION ON INDEPENDENT PUBLIC ACCOUNTANT

PricewaterhouseCoopers LLP was selected by the Board on February 25, 2003 as independent public accountant to examine the financial statements of the Fund for the fiscal year ending December 31, 2003. A representative of PricewaterhouseCoopers LLP, if requested by any shareholder, will be present (via telephone) at the Meeting to respond to appropriate questions from shareholders.

Audit Fees

The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audit of the Fund for the fiscal year ended December 31, 2002 were $13,525.

Financial Information Systems Design and Implementation Fees

There were no fees billed for financial information systems design and implementation services rendered by PricewaterhouseCoopers LLP to the Fund, its investment manager, and entities controlling, controlled by or under common control with the investment manager that provide services to the Fund for the fiscal year ended December 31, 2002.

All Other Fees

The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the Fund, its investment manager, and entities controlling, controlled by or under common control with the investment manager that provide services to the Fund for the fiscal year ended December 31, 2002 were $438,445. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act require the Fund’s Officers and Directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the Fund’s securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it and written representation of certain Reporting Persons, the Fund believes that during fiscal year 2002, its Reporting Persons complied with all applicable filing requirements.

OTHER BUSINESS

The Directors do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

ADDITIONAL INFORMATION

Expenses

The expense of preparing, printing and mailing the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, the Internet or personal interview by officers or agents of the Fund.

Quorum and Votes Required

Shareholders of record at the close of business on March 7, 2003 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

As of the Record Date, 11,123,413 shares of the Fund, representing the same number of votes, were outstanding. As of December 31, 2002, no persons owned of record or beneficially 5% or more of the shares of the Fund.

Timely and properly executed proxies will be voted as instructed by shareholders. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Fund at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes.

Proxies that reflect abstentions or broker “non-votes” (that is, shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Pursuant to the rules and policies of the New York Stock Exchange (the “Exchange”), members of the Exchange may vote on the proposals to be considered at the Meeting without instructions from the beneficial owners of the Fund’s shares.

In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournment of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Voting

To vote, shareholders may sign and mail the proxy card received with the proxy statement or attend the Meeting in person.

Required Vote

Election of the Nominees (Proposal I) will require the affirmative vote of the holders of a majority of the Fund’s shares present (or represented by proxy) and voting at the Meeting.

Shareholders’ Proposals

The Fund holds annual meetings of shareholders. A shareholder’s proposal that is intended to be presented at the Fund’s Annual Meeting of Shareholders in 2004 must have been received by the Fund a reasonable time before the mailing of the proxy statement in order to be included in the Fund’s proxy statement and form of proxy relating to the meeting. A shareholder who wishes to make a proposal at the 2004 annual meeting of shareholders without including the proposal in the Fund’s proxy statement must notify the Fund in writing, at the Fund’s offices, of such proposal no later than 60 days before the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the 2004 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Directors,

Garlin G. Flynn

Secretary

Newport Beach, California

Dated:  March 18, 2003

APPENDIX A

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

(the “Fund”)

AUDIT COMMITTEE CHARTER

1.	The Audit Committee of the Fund shall be comprised of three or more independent members of the Board of Directors of the Fund (the “Board”). Each of these independent members of the Board shall be financially literate. Additionally, the Board will endeavor to appoint at least one member that the Board has determined to meet the definition of “audit committee financial expert,”[1] as defined by rule or regulation.[2] In accordance with the Securities and Exchange Commission’s safe harbor rule for “audit committee financial experts,” no member designated as an audit committee financial expert shall (i) be deemed an “expert” for any other purpose or (ii) have any duty, obligation or liability that is greater than the duties, obligations and liability imposed beyond those imposed on a member of the Board or the Audit Committee not so designated. Additionally, the designation of a member or members as an “audit committee financial expert” shall in no way affect the duties, obligations or liability of any member of the Audit Committee, or the Board, not so designated. No member of the Audit Committee shall accept any consulting or advisory fee from the Fund other than in his capacity as a member of the Audit Committee, the Board or any other Board Committee.

2.	The purposes of the Audit Committee are:

[1]	The requirement that the Fund shall have at least one “audit committee financial expert” shall become effective no later than the date on which the Fund files its Forms N-CSR for fiscal year ending December 31, 2003.

[2]	An “audit committee financial expert” is an individual who, in the determination of the Board, has acquired the following attributes:

(i)	An understanding of generally accepted accounting principles and financial statements;
(ii)	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;
(iii)	Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;
(iv)	An understanding of internal control procedures for financial reporting; and
(v)	An understanding of audit committee functions.

An individual may have acquired these attributes through any of the following:

(i)	Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;
(ii)	Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;
(iii)	Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or
(iv)	Other relevant experience.

Instruction 2(b) to Item 3 of Form N-CSR.

(a)	to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b)	to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and

(c)	to act as a liaison between the Fund’s independent auditors and the full Board.

Pacific Investment Management Company (“PIMCO”) is responsible for maintaining appropriate systems for accounting and internal controls. The auditors are responsible for planning and carrying out a proper audit. The outside auditor ultimately is accountable to the Board and the Audit Committee. The function of the Audit Committee is oversight. To this end, the Audit Committee shall have unrestricted access to the Fund’s Board, the independent auditors, and the executive and financial management of the Fund.

3.	To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

(a)	to recommend the selection, retention or termination of auditors, and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to PIMCO, and to receive the auditors’ specific representations as to their independence;

(b)	to meet at least annually with the Fund’s independent auditors, including private meetings (i) to review the arrangements for, procedures to be utilized, and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of audit(s); (iii) to review the annual financial statements of the Fund and significant accounting policies underlying the statements and their presentation to the public in the annual report, Form N-SAR and Form N-CSR; (iv) to consider the auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and PIMCO’s responses thereto; and (v) to review the form of opinion the auditors propose to render to the Board and shareholders;

(c)	to consider the effect upon the Fund of any changes in accounting principles or practices proposed by PIMCO or the auditors;

(d)	to review the form of opinion that the auditors propose to submit to the Board and shareholders;

(e)	to ensure that the outside auditor submits periodically to the Audit Committee a formal written statement delineating all relationships between the auditor and the Fund; to actively engage in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and to recommend that the Board take appropriate action in response to the auditor’s report to satisfy itself of the outside auditor’s independence;

(f)	to review the fees charged by the auditors for audit and non-audit services;

(g)	to investigate improprieties or suspected improprieties in Fund operations; and

(h)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

4.	The Audit Committee shall meet regularly, and shall call special meetings when necessary.

5.	The Audit Committee shall meet with the Treasurer of the Fund and service providers when necessary, including internal auditors, if any, from PIMCO.

6.	The Audit Committee shall meet with the independent auditors prior to the audit engagement to discuss the planning and staffing of the audit, which may include rotation of the audit partners on the engagement to conform with applicable rules or regulations.

7.	The Audit Committee shall have the authority to engage independent counsel and any other adviser as it deems necessary to fulfill any of its duties.

8.	The Audit Committee shall have the authority to direct PIMCO to pay, consistent with the Fund’s unified fee structure, as applicable, any fees to the independent auditor engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services to the Fund, or engaged to provide any permissible non-audit services to the Fund and to any independent counsel or other adviser engaged by the Audit Committee.

9.	Each member of the Audit Committee may pre-approve audit and/or any permissible non-audit services and such approval shall be reported to the Audit Committee at its next scheduled meeting. Permissible non-audit services also may be pre-approved in accordance with policies and procedures adopted by the Board. Each member of the Audit Committee may approve services which are determined by such member to be within the “de minimis exception” provided by rule or regulation.[3]

10.	The Audit Committee shall review this Charter and recommend any changes to the full Board annually.

[3]	Section 10A of the Securities Exchange Act of 1934 states that a service may be determined to be “de minimis” if: (i) the aggregate amount of all such non-audit services provided to the issuer constitutes not more than 5 percent of the total amount of revenues paid by the issuer to its auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the issuer at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the audit committee of the issuer and approved prior to the completion of the audit by the audit committee or by 1 or more members of the audit committee who are members of the board of directors to whom authority to grant such approvals have been delegated by the audit committee. For purposes of investment companies (e.g., the Fund), final rules under this section clarify that the 5 percent amount is determined by aggregating the total amount of revenues paid to the Fund’s independent auditor by the Fund, its adviser and any entity controlling, controlled by or under common with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided.

		Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.		☒

The Board of Directors recommends that you vote FOR each of the Nominees.

1.	To elect the Nominees listed below to serve as members of the Fund’s Board of Directors for the terms expiring in 2006, and until their successors are elected and qualify.	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

(01) Brent R. Harris (02) R. Wesley Burns

To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below.

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.
	Mark Box at right if an address change or comment has been noted at left.	☐

	PLEASE SIGN ON REVERSE SIDE		014

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC. P.O. BOX 9122 HINGHAM, MA 02043-9717

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES.

Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

PROXY FOR ANNUAL SHAREHOLDERS MEETING TO BE HELD APRIL 14, 2003

FUND NAME PRINTS HERE	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jeffrey M. Sargent, Henrik P. Larsen and Garlin G. Flynn and each of them, as his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) held by the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660, on April 14, 2003 at 11:00 a.m., Pacific time, or as adjourned from time to time (the “Meeting”) and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

Date

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

	Signature(s)	(Please sign in box)

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

014